UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2000


                       INSTITUTIONAL EQUITY HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)

                      0-27720                                 88-031770
                (Commission File No.)         (IRS Employer Identification No.)

                5910 North Central Expressway, Suite 1480

                                  Dallas, TX                   75206
                     (Address of Principal Executive Offices)  (Zip
Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (214) 237-3223


                                      N.A.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 18, 2000, Institutional Equity Holdings, Inc. ("IEH") completed the previously announced acquisition of one hundred percent (100%) of the members' interests in First Atlanta Securities. L.L.C. ("FAS"), a Georgia limited liability company. FAS is a full service brokerage firm engaged in the purchase and sale of securities from and to the public and for its own account and investment banking activities. As of August 18, 2000, FAS employed sixteen
(16) brokers registered with the National Association of Securities Dealers, Inc. and four (4) support staff in its Atlanta, Georgia office.

         The original purchase agreement dated April 20, 2000, among Networth Financial Group, L.L.C., XCEL Capital, L.L.C., First Atlanta Financial Group, L.L.C. (collectively, the "Sellers") and IEH and FAS was subsequently amended on May 16, 2000 and further amended on August 18, 2000, the date of closing.
As consideration for for the purchase, IEH issued 1,300,000 share of its unregistered, $0.01 par value per share, common stock, assumed $121,945 of FAS's currently payable trade accounts payable and accrued liabilities, and assumed a $100,000 demand note of FAS to XCEL Capital, L.L.C. ("XCEL") plus accrued interest of $15,082. If the demand note is not repaid within sixty (60) days of the date of closing, IEH will be required to issue 145,000 shares of its unregistered common stock as settlement of the demand note plus accrued interest.

         One or more of the shareholders, who collectively holds a majority of the then unsold and unregistered common shares issued in connection with the August 18, 2000, acquisition of FAS, can demand registration of the unregistered shares within sixty (60) days of IEH filing its Form 10-KSB for the years ended December 31, 2000 or 2001. All cost of registration will be paid to IEH.

         In addition to the transactions reported above, IEH on August 17, 2000, entered into a consulting agreement with EXCEL for a period of one year commencing on the date of the purchase agreement closing (August 18, 2000). EXCEL's compensation was the issuance of 20,000 shares of IEH's unregistered common stock. IEH agreed to register these shares with the SEC on its Form S-8 no later than October 31, 2000.

     The description contained herein of the Purchase is qualified in its entirety by reference to the Purchase Agreement, dated April 20, 2000, plus amendment there to and the Press Release, dated August 31, 2000, which are attached hereto as Exhibit 28.1-28.6 and Exhibit 28.6, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a)      Financial Statements.
              As of the date of filing of the Current Report on Form 8-K, the Registrant has included the audited financial statements of FAS for the fiscal years ended March 31, 1999 and 2000 and the unaudited three month periods ended June 30, 1999 and 2000.

(b)      Pro Forma Financial Information.
              The registrant has included financial information in this Current Report on Form 8-K as follows: o Pro Forma Balance Sheet as of June 30, 2000. o Pro Forma Statement of Operations for the period ended June 30, 2000. o Pro Forma Statement of Operations for the year ended December 31, 1999.

(c)      Exhibits

                The Exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Institutional Equity Holdings, Inc.


                                                By:


                                          --------------------------------------
                                Michael E. Vinez

                                                    Chief Financial Officer

Date: September 8, 2000

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                                   (UNAUDITED)

     On August 18,2000, Institutional Equity Holdings, Inc. ("the Company") entered into a merger agreement whereby all of the outstanding ownership interest in First Atlanta Securities, L.L.C. ("First Atlanta"), which is primarily engaged in the brokerage of securities and other financial products in Atlanta, Georgia, will be exchanged for 1,300,000 shares of the Company's common stock. The acquisition of First Atlanta will be accounted for by the Company as a purchase whereby the basis for accounting for First Atlanta's assets and liabilities will be based upon their fair market values at the date of the acquisition.

     The unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000, gives pro forma effect to the acquisition of First Atlanta (and other adjustments as described in the accompanying notes) as if it had occurred on January 1, 1999 and 2000, respectively. The Pro Forma Statements of Operations are based on the historical results of operations of the Company and First Atlanta for the year ended December 31, 1999 and the six months ended June 30, 2000. The Pro Forma Condensed Combined Balance Sheets as of June 30, 2000 gives pro forma effect to the acquisition of First Atlanta as if it had occurred on June 30, 2000. The Pro Forma Statements of Operations and the Pro Forma Balance Sheets and the accompanying notes (Pro Forma Financial Information) should be read in conjunction with and are qualified by the historical financial statements of the Company and the historical financial statements of First Atlanta and notes thereto appearing elsewhere herein.

     The Pro Forma Information is intended for informational purposes only and is not necessarily indicative of the future financial position or results of operations of the Company after the acquisition of First Atlanta, or the financial position or the results of operations of the Company that would have actually occurred had the acquisition of First Atlanta been effected as of the date or for the periods presented.

                                       F-1

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                            PRO FORMA BALANCE SHEETS

                                  JUNE 30, 2000

                                                           ASSETS

                                                                                                   Pro Forma

                                             Institutional      First Atlanta                      Consolidating    Pro Forma

                                             Holdings, Inc.   Securities, L.L.C       Total         Entries            Total
                                             --------------  ------------------    -----------  --------------   ----------------

Current Assets

   Cash                                    $      9,157          $    8,511       $    17,668$             -   $     17,668
   Trading Securities, at market                513,372                   -           513,372             -         513,372
   Receivables
       Commissions                              109,550               7,043           116,593             -         116,593
       Good Faith Deposits                      438,267              25,000           463,267             -         463,267
       Other                                     33,329                   -            33,329             -          33,329
   Prepaid Expenses and Other                    56,845               3,300            60,145        16,976 (F)      77,121
                                            -----------           ---------        ----------    ----------    ------------

              Total Current Assets            1,160,520              43,854         1,204,374        16,976       1,221,350

Furniture and Equipment, net                    343,321                   -           343,321             -         343,321
Demand Note Receivable                                -             100,000           100,000             -         100,000
Other Assets                                     49,806                  52            49,858             -          49,858
Goodwill                                              -                   -                 -     1,196,561 (A)   1,196,561
                                         --------------        ------------           -------    ----------      ----------

              Total Assets                   $1,553,647            $143,906        $1,697,553    $1,213,537      $2,911,090
                                             ==========            ========        ==========    ==========      ==========




















                                       F-2

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                            PRO FORMA BALANCE SHEETS

                                  JUNE 30, 2000

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT )


                                                                                                             Pro Forma

                                            Institutional      First Atlanta                            Consolidating Pro Forma

                                             Holdings, Inc.   Securities, L.L.C       Total         Entries            Total
                                             --------------  ------------------    -----------  --------------   ----------------
Current Liabilities

   Cash Overdraft                          $       7,131    $             -      $      7,131             -      $      7,131
   Loans Payable                                 100,000            100,000           200,000             -           200,000
   Due to Brokers                                340,617             63,166           403,783       (63,166) (B)      340,617
   Securities Sold, not yet purchased              6,540                  -             6,540             -             6,540
   Accounts Payable and
      Accrued Liabilities                      1,538,813             72,399         1,611,212       (72,399) (B)
                                                                                                    137,027  (A)    1,675,840
                                                       -                 --               ---    ----------        ----------

              Total Current Liabilities        1,993,101            235,565         2,228,666         1,462         2,230,128

Loan Subordinated to Claims of
   General Creditors                             100,000                  -           100,000             -           100,000
Restricted Investment Loan                     1,522,659                  -         1,522,659             -         1,522,659
Due to Related Party                             245,000                  -           245,000             -           245,000
                                              ----------            -------       -----------          ----          --------

              Total Liabilities                3,860,760            235,565         4,096,325         1,462         4,097,787
                                              ----------           --------        ----------     ---------        ----------

Stockholders' Equity (Deficit)
   10% Designated Series A Preferred Stock        10,600                  -            10,600             -            10,600
   10% Designated Series B Preferred Stock           750                  -               750             -               750
   Common Stock                                   23,820                  -            23,820        13,000 (C)
                                                                                                        200 (G)        37,020
   Members Capital                                     -            687,416           687,416      (687,416)(D)             -
   Additional paid-in capital                  3,922,159                  -         3,922,159     1,090,440 (C)
                                                                                                     16,776 (G)     5,029,375
   Retained (deficit)                         (6,132,192)          (779,075)       (6,911,267)      779,075 (D)    (6,132,192)
                                              ----------        -----------        ----------    ----------        ----------

                                              (2,174,863)           (91,659)       (2,266,522)    1,212,075        (1,054,447)
       Less Treasury Shares, at cost            (132,250)                 -          (132,250)              -        (132,250)
                                             -----------                 --         --------- ---------------        --------

              Total Shareholders'
                 Equity (Deficit)             (2,307,113)           (91,659)       (2,398,772)    1,212,075        (1,186,697)
                                              ----------       ------------        ----------    ----------       -----------
              Total Liabilities and

                 Shareholders' Equity (Deficit)$1,553,647        $  143,906        $1,697,553    $1,213,537        $2,911,090
                                               ==========        ==========        ==========    ==========        ==========


                                       F-3

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                       PRO FORMA STATEMENTS OF OPERATIONS

                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000
                                    Pro Forma



                                              Institutional    First Atlanta                                 Consolidating Pro Forma

                                             Holdings, Inc.   Securities, L.L.C. (I)       Total         Entries           Total
                                             --------------  -----------------------    -----------  --------------  --------------
Revenues

   Commissions                                 $ 3,179,288          $ 207,186      $3,386,474      $     -       $ 3,386,474
   Gain (loss) on firm securities accounts        (675,256)             2,922        (672,334)          -           (672,334)
   Underwriting and syndicate income               935,616             32,500          968,116           -            968,116
   Other income                                     97,893              1,906           99,799           -             99,799
   Interest income                                  45,891              3,076           48,967           -             48,967
                                             -------------             ------          -------          --      -------------

       Total Revenue                             3,583,432            247,590        3,831,022           -          3,831,022

Costs and Expenses

   Commissions paid to other broker-dealers        387,138            199,270          586,408           -            586,408
   Employee compensation                         4,013,180             53,689        4,066,869           -          4,066,869
   General and administrative expenses           1,751,255            144,068        1,895,323      39,885 (E)
                                                                                                     8,490 (F)      1,943,698
   Interest expense                                119,654              2,749          122,403           -            122,403
                                               -----------             ------         --------          --      -------------

       (Loss) Before Preferred Stock
          Dividend and Federal Income

          Tax Expense                           (2,687,795)          (152,186)      (2,839,981)    (48,375)        (2,888,356)
Preferred Stock Dividend                          (113,570)                 -         (113,570)          -           (113,570)
Federal Income Tax Expense                               -                  -                -           -                  -
                                                      ----                 --              ---          --             ------

           Net (Loss)                          $(2,801,365)         $(152,186)     $(2,953,551)   $(48,375)       $(3,001,926)
                                               ===========          =========      ===========    ========        ===========

Net (Loss) Per Share                       $         (1.19)      $      (0.12)                                 $        (0.81)
                                           ===============       ============                                  ==============

Pro forma weighted average number
of common shares outstanding                     2,362,000          1,300,000                                       3,682,000 (H)
                                              ============          =========                                      ==========











                                       F-4

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                       PRO FORMA STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                    Pro Forma

                                              Institutional          First Atlanta                      Consolidating Pro Forma

                                             Holdings, Inc.   Securities, L.L.C. (I)       Total         Entries           Total
                                           --------------  -----------------------    -----------  --------------  -------------
Revenues

   Commissions                                  $  8,573,690       $1,109,164       $ 9,682,854   $            - $  9,682,854
   Gain (loss) on firm securities accounts         (290,682)                -         (290,682)           -          (290,682)
   Underwriting and syndicate income              1,155,840           505,204        1,661,044            -         1,661,044
   Other income                                     256,119                 -          256,119            -           256,119
   Interest income                                   14,859             7,407           22,266            -            22,266
                                              -------------       -----------     ------------         ----     -------------

       Total Revenue                              9,709,826         1,621,775       11,331,601            -        11,331,601

Costs and Expenses

   Commissions paid to other broker-dealers       1,024,590           179,651        1,204,241            -         1,204,241
   Employee compensation                          8,619,955         1,312,931        9,932,886            -         9,932,886
   General and administrative expenses            2,538,642           192,946        2,731,588       79,770 (E)
                                                                                                     16,976 (F)     2,828,334
   Interest Expense                                 769,522            11,241          780,763            -           780,763
                                                -----------       -----------     ------------         ----         ---------

       (Loss) Before Preferred
             Stock Dividend and Federal

           Income Tax Expense                    (3,242,883)          (74,994)      (3,317,877)     (96,746)       (3,414,623)

Preferred Stock Dividend                            (87,944)                -          (87,944)           -           (87,944)
Federal Income Tax Expense                                -                 -                -            -                 -
                                                       ----           -------          -------           --             -----

           Net (Loss)                           $(3,330,827)      $   (74,994)     $(3,405,821)  $  (96,746)      $(3,502,567)
                                                ===========       ===========      ===========   ==========       ===========


Net (Loss) Per Share                         $        (1.64)    $       (0.06)                                 $        (1.05)
                                             ==============     =============                                  ==============

Pro forma weighted average number
of common shares outstanding                      2,028,000         1,300,000                                       3,348,000 (H)
                                               ============        ==========                                      ==========











                                       F-5

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(A) The following summarizes the actual purchase amounts as of August 18, 2000:

                           Liabilities Assumes by the Company
                             Accounts Payable and
                                Accrued Liabilities                                            $   137,027
                             Note Payable                                                          100,000
                                                                                                  --------

                                 Total Liabilities Assumed                                         237,027

                           Assets Purchased                                                        143,906
                                                                                                ----------
                                 Net Liabilities Assumed                                            93,121

                           Estimated Purchase Price:
                             Issuance of 1,300,000 shares of
                             the Company's common stock
                             at an estimated fair value of $0.8488                               1,103,440
                                                                                                ----------

                           Goodwill                                                             $1,196,561
                                                                                                ==========

      The estimated fair value of the Company's stock was determined by averaging the bid price ($0.6875) and the asked price ($1.01) at August 18,2000.

       Goodwill will be amortized over a fifteen (15) year period.

(B) Reverse June 30, 2000 accounts payable and accrued liabilities amounts of First Atlanta.

(C) To record the par value and paid-in-capital related to the 1,300,000 shares of common stock issued by the Company:

                           Number of Shares                                                      1,300,000

                           Estimated Fair Value Per Share

                             at August 18,2000                                                     x $0.8488
                                                                                                  ----------
                                                                                                 1,103,440

                           Less: Par Value of 1,300,000 shares at $.01                             (13,000)
                                                                                                 ---------

                           Paid-In-Capital                                                      $1,090,440
                                                                                                ==========

(D) Reverse the members' capital of First Atlanta at June 30, 2000.

                                       F-6

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(E) Amortization of goodwill over a fifteen (15) year period:

                           Goodwill                                 $1,196,561

                           Number of Years                             /15
                                                                    ----------

                           Yearly Amortization                      $   79,770
                                                                          / 2

                           Six Month Amortization                   $    39,885
                                                                    ===========

(F) The Company entered into a consulting agreement with one of First Atlanta's members to provide consulting services for a period of one year, commencing with the closing of the transaction in exchange for 20,000 unregistered shares of the Company's common stock.

                           Shares Issued                              20,000

                           Fair Value Per Share                     x $0.8488
                                                                    ----------

                           Value of Consulting Services             $  16,976

                                                                       / 12

                           Monthly Amortization                        $1,415

                           Amortization Period as of

                              June 30, 2000                             x  6
                                                                        -------

                           Amortization Cost - June 30, 2000     $      8,490
                                                                   ============

(G) Records the issuance of 20,000 shares of the Company's common stock

                           Number of Shares                            20,000

                           Par Value Per Share                      x  $0.01
                                                                 -----------

                                                                 $         200

                           Additional Paid-In Capital                   16,776
                                                                   ------------

                           Fair Value of Shares Issued             $    16,976
                                                                    ===========





                                       F-7

                      INSTITUITIONAL EQUITY HOLDINGS, INC.

                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(H) Outstanding common share are as follows:

                                                                    December 31,                           June 30,
                                                                      1999                                    2000
                                                                 ---------------                              -----

       Company's weighed average
         number of common shares

         outstanding                                                   2,028,000                          2,362,000

       Shares issued in connection
         with acquisition                                              1,300,000                          1,300,000

       Shares issued in connection
         with consulting agreement                                        20,000                             20,000
                                                                         -------                         ----------

                                                                       3,348,000                          3,682,000
                                                                      ==========                          =========

(I) The statement of operations for the six month period ended June 30, 2000, includes the six month results of operations of IEH and the three month results of operations for FAS. The statement of operations for the year ended December 31, 1999 includes the twelve months results of operations for IEH for the year ended December 31, 1999 and includes the twelve months results of operations for FAS for the fiscal year ended March 31, 2000.

                                       F-8

                               RUBIO & COMPANY, PC

CERTIFIED PUBLIC ACCOUNTANTS                    One Securities Centre Suite 1212
                                                             3490 Piedmont Road
                                                         Atlanta, Georgia 30305

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
First Atlanta Securities, L.L.C.

   We have audited the accompanying statement of financial condition of First Atlanta Securities, L.L.C. as of March 31, 2000 and 1999, and the related statements of operations, changes in members' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Atlanta Securities, L.L.C. at March 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

   Our audit as of March 31, 2000 was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                               RUBIO & COMPANY, PC

April 26, 2000
Atlanta, Georgia

                                       F-9

                        FIRST ATLANTA SECURITIES, L.L.C.

                        STATEMENT OF FINANCIAL CONDITION

ASSETS


                                                                                        March 31,
                                                              ----------------------------------------------
                                                                 June 30,
                                                                   2000               1999              2000
                                                              -------------     ---------------      ----------
                                                                                                  (Unaudited)

   Cash and cash equivalents                                   $   53,824       $   4,311       $     8,511
   Deposit with clearing broker-dealer                             25,000          25,000            25,000
   Receivable from clearing broker-dealer                          81,109           4,279             7,043
   Due from brokers                                                27,559          32,659                 -
   Due from officer (Note 3)                                           -           24,050                 -
   Cash and cash equivalents, pledged
       under subordinated note (Note 7)                           100,000         100,000           100,000
   Other assets                                                       654              30             3,352
                                                              -----------     -----------        ----------

   Total Assets                                                 $ 288,146        $190,329        $  143,906

LIABILITIES AND MEMBERS EQUITY (DEFICIT)

   LIABILITIES:

       Accounts Payable                                            $1,102       $  14,034           $18,638
       Due to clearing broker dealer                                  176           3,224                 -
       Accrued liabilities:
           Commissions and wages                                  115,759          32,883            41,179
           Interest                                                10,582           4,667            12,582
       Payable to brokers                                               -               -            63,166
                                                                       --              --           -------
       Total Liabilities                                          127,619          54,808           135,565
                                                                 --------         -------        ----------

   SUBORDINATED NOTE (NOTE 7)                                     100,000         100,000           100,000
                                                                 --------        --------         ---------

   MEMBERS' EQUITY (DEFICIT) (NOTE 8)                              60,527          35,521           (91,659)
                                                                ---------       ---------        ----------

                                                                $ 288,146       $ 190,329        $  143,906










    The accompanying notes are an integral part of these financial statements
                                      F-10

                        FIRST ATLANTA SECURITIES, L.L.C.

                             STATEMENT OF OPERATIONS

                                                                       YEARS  ENDED            THREE MONTHS ENDED
                                                                         March                        June 30,
                                                                 2000           1999          2000              1999
                                                             (Unaudited)                  (Unaudited)
                                                                ---------       -------------        ---------------
REVENUES:

   Commission                                                $1,109,164     $  341,431      $ 207,186       $171,048
   Investment banking (Note 2)                                  505,204              -         32,500              -
   Interest                                                       7,407          2,797          3,076          1,181

   Other                                                             -              -            4,828        4,099
                                                            ----------         -------------    --------   ----------
                                                              1,621,775        344,228        247,590         176,328
                                                             ----------     ----------     ----------        --------

   Expenses:
   Employee compensation and benefits                         1,139,677        504,038        264,447          89,700
   Clearance fees                                               179,651         84,690         40,689          40,966
   Management fees (Note 3)                                     173,254         17,550              -               -
   Communications and data processing                            79,770         49,410         22,524          21,109
   Interest (Note 7)                                             11,241          6,065          2,749           2,229
   Other expense                                                113,176        129,826         69,367          11,332
                                                              ---------     ----------    -----------       ---------
                                                              1,696,769        791,579        399,776         165,336
                                                            -----------     ----------     ----------        --------


NET (LOSS) INCOME                                           $   (74,994)    $ (447,351)     $(152,186)       $ 10,992

























    The accompanying notes are an integral part of these financial statements
                                      F-11

                        FIRST ATLANTA SECURITIES, L.L.C.

                STATEMENT OF CHANGES IN MEMBERS' EQUITY (DEFICIT)

                   FOR THE YEARS ENDED MARCH 31, 2000 AND 1999

                AND THREE MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 Retained          Paid-In             (Accumulated
                                                                 Earnings         Equity                 Deficit)

 Total

BALANCE, MARCH 31, 1998                                           $184,416          $  (104,544)              $ 79,872

   Equity contributions                                            403,000                    -                403,000

   Net Loss                                                              -              (447,351)            (447,351)
                                                                   ----------         ---------             --------

BALANCE, MARCH 31, 1999                                            587,416             (551,895)                35,521

   Equity contribution                                             100,000                    -                100,000

   Net Loss                                                              -              (74,994)              (74,994)
                                                                  ----------        ------------            ---------

BALANCE, MARCH 31, 2000                                         $  687,416            $(626,889)              $ 60,527

   Net Loss (Unaudited)                                                  -             (152,186)              (152,186)
                                                                ----------          -----------               --------

BALANCE, JUNE 30, 2000

   (Unaudited)                                                    $687,416            $(779,075)              $(91,659)


















    The accompanying notes are an integral part of these financial statements

                                      F-12

                        FIRST ATLANTA SECURITIES, L.L.C.

                             STATEMENT OF CASH FLOWS

                                                                      YEARS  ENDED            THREE MONTHS ENDED
                                                                         March 31,                 June 30,
                                                                  2000           1999         2000              1999
                                                              ---------       --------------      ---------------
                                                                (Unaudited)     (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net (Loss)                                                     $ (74,994)      $(447,351)   $ (152,186)       $  10,991

Adjustments to reconcile net (loss) income to net cash provided by operating activities:

   Change in:
       Receivable from clearing broker-dealer                   (76,830)        14,296         74,066            4,279
       Due from (to) brokers                                      5,100        (32,659)        90,725           32,659
   Other assets                                                    (625)           512         (2,698)          (1,731)
       Accounts payable and accrued expenses                     75,860         40,958        (55,044)          (1,416)
       Due to clearing broker-dealer                             (3,048)       (12,612)          (176)          (3,224)
                                                                --------    ----------     ----------        ---------

Net cash used by operating activities                           (74,537)      (436,856)       (45,313)          41,558
                                                               --------       --------       --------         --------

CASH FLOWS FROM FINANCING ACTIVITIES:
Members' equity contributions                                   100,000        403,000              -                -
                                                                -------        -------           ----     ------------

Net cash provided by financing activities                       100,000        403,000              -                -
                                                                -------        -------     ----------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Due from related parties                                              -          5,475              -                -
Advances to officer                                              24,050         24,050              -          (29,623)
                                                               --------       --------           ----        ---------

Net cash provided (used) by investing activities                 24,050        (18,575)             -          (29,623)
                                                               --------       --------    -----------         --------

NET INCREASE (DECREASE) FOR YEAR                                 49,513        (52,431)       (45,313)          11,935

CASH AND CASH EQUIVALENTS:

   BEGINNING OF YEAR                                              4,311         56,742         53,824            4,311
                                                                 ------        -------      ---------       ----------

   END OF YEAR                                                  $  53,824       $  4,311      $   8,511      $  16,246

SUPPLEMENTAL CASH FLOW INFORMATION

   Interest paid                                               $  5,331       $  1,398     $      749       $      229









   The accompanying notes are and integral part of these financial statements

                                      F-13

                        FIRST ATLANTA SECURITIES, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

              (Including Notes Applicable to the Unaudited Periods)

                             MARCH 31, 2000 AND 1999

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations

First Atlanta Securities, L.L.C. (the "Company") is a Georgia Limited Liability Company, which is primarily engaged in brokerage of securities and other financial products to customers primarily located in the Southeast United States.

Cash Equivalents

The Company considers all cash and money market instruments with a maturity of ninety days or less to be cash and cash equivalents.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires the use of estimates in determining the Company's assets, liabilities, revenues and expenses. Actual results may differ from those estimates.

Income Taxes

The Company has elected to be taxed as a partnership. Partnerships are not taxable entities under the provisions of the Internal Revenue Code, and accordingly, the Company has not provided for federal or state income taxes. The principles of the Company report their respective shares of the taxable income or loss of the Company in their individual tax returns.

NOTE 2-RESTRICTED INVESTMENT

The investment banking revenues earned during the fiscal year ended March 31, 2000 were earned from approximately six customers.

NOTE 3-RELATED PARTIES

The Company has a management agreement with its controlling member/owner. Under the agreement, the member/owner pays certain administrative expenses and provides the Company with office facilities, including furniture, fixtures and office equipment, in exchange for discretionary management fees. Discretionary management fees are payable so long as such fees do not cause net capital to fall below the amount of net capital required by the rules of the Securities and Exchange Commission and any and all state securities commissions. The advances to an officer at March 31, 2000, are non-interest bearing and are due on demand.

Financial position and results of operations would differ from the amounts in the accompanying financial statements if the aforementioned related party transactions had not occurred.

NOTE 4-LOSSES AND MEMBERS EQUITY

The Company incurred losses during 1999 and 1998, which were funded by capital contributions from its members. The Company expects to receive additional capital contributions, as needed, in future periods to fund any future losses and provide adequate net capital.

                                      F-14

                        FIRST ATLANTA SECURITIES, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

              (Including Notes Applicable to the Unaudited Periods)

                             MARCH 31, 2000 AND 1999

NOTE 5-NET CAPITAL REQUIREMENTS

The Company, as a registered broker-dealer, is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At March 31, 2000, the Company had net capital of $132,314, which was $82,314 in excess of its required net capital of $50,000 and the ratio of aggregate indebtedness to net capital was .965 to 1.0.

NOTE 6-OMMITTED COMPUTATIONS AND SCHEDULES

The following statements and computations are not applicable at March 31, 2000, and for the year then ended and accordingly, are not included herein.

(a) Computation for determination of the reserve requirements under Exhibit A of S.E.C. Rule 15c3-3.

(b) Information relating to the possession or control requirements under S.E.C. Rule 15c3-3.

NOTE 7-SUBORDINATED NOTE

The borrowing under a subordinated loan agreement is due on December 31, 2001, bears interest at 8%, and is collateralized by money market assets of March 31, 2000 and municipal bonds at March 31, 1999 with a fair market value of approximately $109,000, at March 31, 2000. During December 1999, the loan was transferred by the original creditor to an entity related to the Company.

The subordinated borrowing is available in computing net capital under the Securities and Exchange Commission's uniform net capital rule. To the extent that such borrowings are required for the Company's continued compliance with minimum net capital requirements, they may not be repaid.

NOTE 8-SUBSEQUENT EVENT

In April 2000, the members agreed to sell all of their interest in the Company to Institutional Equity Holdings, Inc., a registered broker-dealer located in Texas, in exchange for common stock of Institutional Equity Holdings, Inc.

                                      F-15

                            SUPPLEMENTARY INFORMATION

                        FIRST ATLANTA SECURITIES, L.L.C.

                                   SCHEDULE I

   COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1 OF THE SECURITIES AND EXCHANGE
                                   COMMISSION

                                                                                 MARCH 31, 2000

Total members' equity qualified for net capital                                         $  60,527

Add:   Liabilities subordinated to claims of general
       creditors allowable in computation of net capital                                  100,000

      Other deductions or allowable credits                                                     -
                                                                                             ----

Total capital and allowable subordinated liabilities                                      160,527

Deductions for non-allowable assets                                                       (28,213)
                                                                                         --------

Net capital                                                                              $132,314

Computation of Basic Net Capital Requirement

       Minimum net capital required                                                     $  50,000

       Excess net capital                                                               $  82,314

Aggregate indebtedness                                                                   $127,619

Percentage of aggregate indebtedness to net capital                                          96.5%

Reconciliation of net capital as computed by the Company on its FOCUS IIA report for the quarter ended March 31, 2000, and the audited financial statements as of that date:

There was no difference between net capital as computed above and net capital reported on FOCUS IIA.

                                      F-16

                        FIRST ATLANTA SECURITIES, L.L.C.

                                   SCHEDULE II

                       SCHEDULE OF CHANGES IN LIABILITIES

                   SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

                                 MARCH 31, 2000

Balance, March 31, 2000 and 1999                                    $100,000













































                                      F-17